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                                                                    EXHIBIT 10.2

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                         RECEIVABLES PURCHASE AGREEMENT

                                      among

                BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA,

                                    as Seller

                                       and

                                   BELK, INC.,

                                  as Purchaser

                                       and

                              THE BELK CENTER, INC.

                                   as Servicer

                            Dated as of June 12, 1998

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                         RECEIVABLES PURCHASE AGREEMENT

         This RECEIVABLES PURCHASE AGREEMENT, dated as of June 12, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), among BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA, a South Carolina corporation, as seller (in such capacity, the "Seller"), BELK, INC., a Delaware corporation, as purchaser (in such capacity, the "Purchaser"), THE BELK CENTER, INC., a North Carolina corporation, as servicer (the "Servicer" or "Belk Center").

                              W I T N E S S E T H :

         WHEREAS, the Purchaser desires to purchase from time to time certain accounts receivable existing on the Closing Date and acquired or generated thereafter in the normal course of the Seller's business pursuant to certain revolving consumer credit card accounts;

         WHEREAS, the Seller desires to sell and assign from time to time such accounts receivable to the Purchaser upon the terms and conditions hereinafter set forth;

         WHEREAS, the Servicer has agreed to service the accounts receivable sold to the Purchaser by the Seller hereunder;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Purchaser, the Seller and the Servicer as follows:


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                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. Definitions. All capitalized terms used herein shall have the meanings specified herein or, if not so specified, the meaning specified in, or incorporated by reference into, the Note Purchase Agreement, and shall include in the singular number the plural and in the plural number the singular:

         "Agent" shall mean NationsBank, N.A., as agent on behalf of Enterprise and the Bank Investors pursuant to the Note Purchase Agreement, and any successor thereto appointed pursuant to Article IX thereof.

         "Bank Investors" shall have the meaning specified in the Note Pledge Agreement.

         "Closing Date" shall mean June 12, 1998.

         "Eligible Receivable" shall have the meaning specified in the Note Purchase Agreement.

         "Enterprise" shall mean Enterprise Funding Corporation, a Delaware corporation, and its successors and assigns.

         "Event of Bankruptcy" shall have the meaning specified in the Note Purchase Agreement.

         "Note Purchase Agreement" shall mean the Note Purchase and Security Agreement, dated as of June 12, 1998, by and among the Purchaser, Belk Center, as Servicer, Enterprise Funding Corporation and NationsBank, N.A., as Agent and Bank Investor, as such agreement may be amended, modified or supplemented from time to time.

         "Outstanding Principal Balance" shall have the meaning specified in the Note Purchase Agreement.

         "Purchase Date" shall have the meaning assigned in Section 3.2(b) hereof.

         "Purchase Rate" shall mean 100%.

         "Purchase Period" shall mean, with respect to Receivables sold by the Seller to the Purchaser after the Closing Date, the Collection Period reported upon in the most recent Servicer Report.

         "Purchase Price" shall have the meaning set forth in Section 3.1 hereof.

         "Purchaser" shall mean Belk, Inc., a Delaware corporation, and its successors and assigns hereunder.


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         "Receivable" shall mean, for purposes of this Agreement, the indebtedness owed to the Seller by any Obligor under an Account (whether such Account is in existence as of the Cut-Off Date or thereafter created), whether constituting an account, chattel paper, instrument, investment property or general intangible, arising in connection with the sale or lease of merchandise or the rendering of services, and which in all cases shall include the right to payment of any Finance Charges and other obligations of such Obligor with respect thereto.

         "Related Security" means with respect to any Receivable, all of the Seller's rights, title and interest in, to and under:

                  (i) all of the Seller's interest, if any, in the merchandise (including returned or repossessed merchandise), if any, the sale of which gave rise to such Receivable;

                  (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Account related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

                  (iii) all guarantees, indemnities, warranties, insurance (and proceeds and premium refunds thereof) or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Account related to such Receivable or otherwise;

                  (iv) all Records related to such Receivable; and

                  (v) all Proceeds of any of the foregoing.

         "Relevant UCC" shall mean the Uniform Commercial Code as in effect in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or non-perfection of a security interest in any property conveyed hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or non-perfection.

         "Secured Obligations" shall have the meaning set forth in Section 2.1(d) hereof.

         "Termination Date" shall have the meaning specified in Section 4.1.

         SECTION 1.2. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the Relevant UCC, and not specifically defined herein, are used herein as defined in such Article 9.


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         SECTION 1.3. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                   ARTICLE II

                PURCHASE, CONVEYANCE AND SERVICING OF RECEIVABLES

         SECTION 2.1. Sale. (a) Upon the terms and subject to the conditions set forth herein, the Seller hereby sells, assigns, transfers and conveys to the Purchaser, and the Purchaser hereby purchases from the Seller, on the terms and subject to the conditions specifically set forth herein, all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables outstanding on the Cut-Off Date and thereafter owned by the Seller, through any Termination Date applicable to the Seller (but not thereafter), together with all Related Security and Collections with respect thereto and all proceeds of the foregoing. The foregoing sale, assignment, transfer and conveyance does not constitute an assumption by the Purchaser of any obligations of the Seller or any other Person to Obligors or to any other Person in connection with the Receivables or under any Related Security, Account Agreement or other agreement and instrument relating to the Receivables. With respect to Receivables sold by the Seller on the Closing Date, such Receivables shall be deemed to be all the Receivables of the Seller that exist as of the close of business on the Cut-Off Date. With respect to Receivables sold by the Seller after the Closing Date, such Receivables shall be deemed to be all the Receivables created or acquired by the Seller after the close of business on the Cut-Off Date.

                  (b) In connection with the foregoing sale, the Seller agrees to deliver to the Purchaser on or prior to the Closing Date, a financing statement or statements with respect to the Receivables and the other property described in Section 2.1(a) sold by the Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Purchaser created hereby under the Relevant UCC against all creditors of and purchasers from the Seller. Any expenses of the filing of such financing statements shall be borne solely by the Seller.

                  (c) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Purchaser may reasonably request in order to perfect or protect the interest of the Purchaser in the Receivables purchased hereunder or to enable the Purchaser to exercise or enforce any of its rights hereunder. Without limiting the foregoing, the Seller will, in order to accurately reflect this purchase and sale transaction, execute and file such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant hereto) as may be requested by the Purchaser, and upon the request of the Purchaser, mark its master data processing records and other documents with a legend describing the purchase by the Purchaser of the Receivables and the subsequent grant of a security interest therein to the Agent pursuant to the Note Pledge Agreement and stating "THE RECEIVABLES IN THESE FILES HAVE BEEN ACQUIRED BY AND


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         CONVEYED TO BELK, INC., AND SUCH RECEIVABLES HAVE BEEN PLEDGED BY BELK,
         INC. TO NATIONSBANK, N.A., AS AGENT FOR THE BENEFIT OF ENTERPRISE FUNDING CORPORATION AND THOSE CERTAIN BANK INVESTORS PURSUANT TO THE NOTE PURCHASE AND SECURITY AGREEMENT, DATED AS OF JUNE 12, 1998, AS AMENDED FROM TIME TO TIME, AMONG BELK, INC., NATIONSBANK, N.A., ENTERPRISE FUNDING CORPORATION AND THE OTHER SIGNATORIES NAMED
         THEREIN." The Seller shall, upon request of the Purchaser, obtain such additional search reports as the Purchaser shall request. To the fullest extent permitted by applicable law, the Purchaser shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Seller's signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

                  (d) It is the express intent of the Seller and the Purchaser that the conveyance of the Receivables by the Seller to the Purchaser pursuant to this Agreement be construed as a sale of such Receivables by the Seller to the Purchaser. Further, it is not the intention of the Seller or the Purchaser that such conveyance be deemed a grant of a security interest in the Receivables by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event, that, notwithstanding the express intent of the parties, the Receivables are construed to constitute property of the Seller, then
         (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of the Relevant UCC; and (ii) the conveyance by the Seller provided for in this Agreement shall be deemed to be, and the Seller hereby grants to the Purchaser, a security interest in, to and under all of the Seller's right, title and interest in, to and under the Receivables outstanding on the Closing Date and thereafter owned by the Seller, together with all Related Security and Collections with respect thereto and all proceeds of the foregoing, to secure the rights of the Purchaser set forth in this Agreement or as may be determined in connection therewith by applicable law (collectively, the "Secured Obligations"). The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables, such security interest would be deemed to be a perfected security interest in favor of the Purchaser under applicable law and will be maintained as such throughout the term of this Agreement.

         SECTION 2.2. Servicing of Receivables. The servicing, administering and collection of the Receivables shall be conducted by Belk Center, which hereby agrees to perform, take or cause to be taken all such action as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations and with the care and diligence which Belk Center employs in servicing similar receivables, in accordance with the Credit Guidelines. The Purchaser hereby appoints Belk Center as its agent to enforce the Purchaser's rights and interests in, to and under the Receivables, the Related Security and the Collections with respect thereto. Belk Center shall hold in trust for the Purchaser, in accordance with its interests, all Records which evidence or relate to the Receivables or Related Security, Collections and proceeds with respect thereto. Notwithstanding anything to the contrary


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contained herein, from and after the occurrence of a Termination Event (other than a Termination Event described in Section 7.1(o) or 7.1(p) of the Note Purchase Agreement) or a Servicer Default (each as defined in the Note Purchase Agreement), the Agent or Enterprise shall have the absolute and unlimited right to terminate Belk Center's servicing activities described in this Section 2.2. In consideration of the foregoing, the Purchaser agrees to pay Belk Center a servicing fee of 2.00% per annum on the aggregate Outstanding Principal Balance of Receivables sold, payable monthly, as well as an amount equal to all late fees, returned check or NSF charges and similar charges received from Obligors with respect to Receivables, for its performance of the duties and obligations described in this Section 2.2; provided that any such monthly payment shall be reduced by any amounts payable in such month by Enterprise or the Bank Investors to Belk Center, in its capacity as Servicer pursuant to the Note Purchase Agreement.

                                   ARTICLE III

                     CONSIDERATION AND PAYMENT; RECEIVABLES

         SECTION 3.1. Purchase Price. (a) The Purchase Price for the Receivables and related property conveyed on any date to the Purchaser by the Seller under this Agreement shall be a dollar amount equal to the product of the aggregate Outstanding Principal Balance of such Receivables.

         SECTION 3.2. Payment of Purchase Price. The Purchase Price for the Receivables sold on any date shall be paid by payment of cash in immediately available funds to the Seller.

                                   ARTICLE IV

                              TERM AND TERMINATION

         SECTION 4.1. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the date following the earlier of (i) the date designated by the Purchaser or the Seller as the termination date at any time following sixty (60) day's written notice to the other (with a copy thereof to the Agent), (ii) the close of business on the third Business Day following a conveyance of Receivables by the Seller to the Purchaser for which the Purchaser does not pay the Purchase Price in accordance with the provisions hereof, (iii) upon the occurrence of an Event of Bankruptcy with respect to the Seller, (iv) the date on which either the Purchaser or the Seller defaults on its obligations hereunder, which default continues unremedied for more than thirty (30) days after written notice, or (v) upon the occurrence of an Event of Bankruptcy with respect to the Purchaser (any such date described above, being a "Termination Date"); provided, however, that the termination of this Agreement pursuant to this Section 4.1 shall not discharge any Person from any obligations incurred prior to such termination, including, without limitation, any obligations to make any payments with respect to the interest of the Purchaser in any Receivable sold prior to such termination.


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         SECTION 4.2. Effect of Termination. Following the termination of this
Agreement pursuant to Section 4.1, the Seller shall not sell, and the Purchaser shall not purchase, any Receivables from any the Seller. No termination or rejection or failure to assume the executory obligations of this Agreement in any Event of Bankruptcy with respect to the Seller or the Purchaser shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations. Without limiting the foregoing, prior to termination, the failure of the Seller to deliver computer records of Receivables or any reports regarding the Receivables shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to Section 5.1 of this Agreement render an executed sale executory.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. Amendment. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Purchaser and the Seller and consented to in writing by the Agent. Any reconveyance executed in accordance with the provisions hereof shall not be considered an amendment to this Agreement.

         SECTION 5.2. GOVERNING LAW; Submission to Jurisdiction.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) The parties hereto hereby submit to the nonexclusive jurisdiction of the United States District Court for the Western District of North Carolina and of any North Carolina state court sitting in Mecklenburg County for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 5.2 shall affect the right of the Purchaser to bring any other action or proceeding against the Seller or its property in the courts of other jurisdictions.

         SECTION 5.3. Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 5.3 and confirmation is received,
(ii) if given by mail three Business Days following such posting, postage prepaid, U.S. certified or registered, (iii) if given by overnight courier, one


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Business Day after deposit thereof with a national overnight courier service, or
(iv) if given by any other means, when received at the address specified in this
Section 5.3.

         If to the Purchaser:

                  Belk, Inc.
                  2801 West Tyvola Road
                  Charlotte, North Carolina 28217
                  Telephone:  (704) 357-1064, ext: 4273
                  Telecopy:   (704) 357-0711
                  Attn:  Terry L. Scott

         with a copy to:

                  NationsBank, N.A.
                  NationsBank Corporate Center
                  100 North Tryon Street
                  NC1-007-10-07
                  Charlotte, NC 28255
                  Attention:  Michelle M. Heath, Structured Finance
                  Telephone:  (704) 386-7922
                  Telecopy:   (704) 388-9169

         If to the Seller:

                  Belk-Simpson, Company,
                  Greenville, South Carolina
                  c/o Belk Stores Services, Inc.
                  2801 West Tyvola Road
                  Charlotte, North Carolina 28217
                  Telephone: (704) 357-1064, ext: 4273
                  Telecopy:  (704) 357-0711
                  Attn:  Terry L. Scott

         If to the Servicer:

                  The Belk Center, Inc.
                  2801 West Tyvola Road
                  Charlotte, North Carolina 28217
                  Telephone:  (704) 357-1064, extension 7000
                  Telecopy:   (704) 357-1861
                  Attn:  Oakley Orser

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.


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         SECTION 5.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         SECTION 5.5. Assignment. This Agreement may not be assigned by the parties hereto, except that the Purchaser may assign its rights hereunder pursuant to the Note Purchase Agreement to the Agent, for the benefit of Enterprise and the Bank Investors, and that Enterprise may assign any or all of its rights to any Liquidity Provider and may grant a security interest in its rights hereunder to the Collateral Agent. The Purchaser hereby notifies the Seller that (and the Seller hereby acknowledges that), pursuant to the Note Purchase Agreement, the Purchaser has assigned its rights hereunder to the Agent, for the benefit of Enterprise and the Bank Investors.

         SECTION 5.6. Further Assurances. The Purchaser and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required, or reasonably requested by the other party, more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the Relevant UCC or other laws of any applicable jurisdiction.

         SECTION 5.7. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser, the Seller or the Agent, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

         SECTION 5.8. Counterparts. This Agreement may be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts) , each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 5.9. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Agent, on behalf of Enterprise and the Bank Investors, is an intended third-party beneficiary of the Seller's obligations hereunder.

         SECTION 5.10. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         SECTION 5.11. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


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         IN WITNESS WHEREOF, the Purchaser, the Seller and the Servicer each have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        BELK-SIMPSON COMPANY,
                                          GREENVILLE, SOUTH CAROLINA.,
                                            as the Seller

                                        By: /s/ John M. Belk
                                            -----------------------------------
                                        Name:   John M. Belk
                                        Title:  Chairman


                                        BELK, INC., as Purchaser

                                        By: /s/ John M. Belk
                                            -----------------------------------
                                        Name:   John M. Belk
                                        Title:  Chairman


                                        THE BELK CENTER, INC.,
                                            as Servicer

                                        By: /s/ James M. Berry
                                            -----------------------------------
                                        Name:   James M. Berry
                                        Title:  Vice President


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